UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On July 13, 2005, CNL Retirement Properties, Inc. (the "Company") entered into an amendment (the "First Amendment") to the renewal agreement dated as of May 2, 2005 (the "Renewal Agreement") with CNL Retirement Corp., the Company's advisor (the "Advisor"), which renewed the advisory agreement dated as of May 3, 2004 between the Company and the Advisor (the "Advisory Agreement") for an additional one-year term commencing on May 3, 2005, and ending on May 3, 2006.

The First Amendment provides that the Advisory Agreement be amended to reduce the percentage rate(s) of Total Proceeds (as defined in the Advisory Agreement) to be used in determining Acquisition Fees (as defined in the Advisory Agreement) payable to the Advisor under the Advisory Agreement from 4.0% to 3.0%. This reduction is deemed to be effective as of May 3, 2005.

The Advisory Agreement was filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Company's Registration Statement on Form S-11 filed June 14, 2004. The Renewal Agreement was filed as Exhibit 10.2 to the Company's Report on Form 8-K filed May 6, 2005. The First Amendment is filed herewith as Exhibit 10.3 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the First Amendment.

Item 9.01.     Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No. 10.1
Advisory Agreement dated as of May 3, 2004 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Registrant's Registration Statement on Form S-11 filed June 14, 2004 and incorporated herein by reference.)

Exhibit No. 10.2
Renewal Agreement dated as of May 2, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to the Registrant's Report on Form 8-K filed May 6, 2005 and incorporated herein by reference.)

	Exhibit No. 10.3	First Amendment to Renewal Agreement dated as of July 13, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: July 15, 2005	/s/ Clark Hettinga
Clark Hettinga
Chief Financial Officer

EXHIBIT INDEX

10.1
Advisory Agreement dated as of May 3, 2004 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Registrant's Registration Statement on Form S-11 filed June 14, 2004 and incorporated herein by reference.)

10.2
Renewal Agreement dated as of May 2, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to the Registrant's Report on Form 8-K filed May 6, 2005 and incorporated herein by reference.)

10.3	First Amendment to Renewal Agreement dated as of July 13, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Filed herewith.)